SUPPLEMENT

dated October 24, 2017 to the

PROSPECTUS

dated May 31, 2017, as amended June 21, 2017, of

The Yorktown Funds

The following information replaces in its entirety the section appearing under the heading “Section 1 – Fund Summaries – Yorktown Small Cap Fund – Principal Investment Strategies” on pages 44-45 of the Prospectus:

“The Fund seeks to achieve its investment objective by investing in U.S. listed securities with market capitalization within the range of the targeted benchmark, the Russell 2000 Growth Index. Under normal circumstances, the Fund invests at least 80% of its assets (plus the amount of any borrowings for investment purposes) in small cap companies. At any given time, the Fund may hold up to 15% of its assets in American Depositary Receipts (ADRs). Typically, the Fund invests in approximately 40-60 stocks that pass the Investment Manager’s stringent quantitative and fundamental criteria.

The Fund’s Investment Manager believes that the Fund is best able to achieve long-term capital appreciation through investments in securities of a core group of businesses and to hold such securities for the long term. The Fund will invest in listed marketable securities, generally, but not exclusively, equity and equity related securities that are traded on U.S. exchanges. ”

The following information replaces in its entirety the section appearing under the heading “Section 1 – Fund Summaries – Yorktown Small Cap Fund – Principal Investment Risks” on pages 45-46 of the Prospectus:

“General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Small Company Risk. Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Small company securities may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Growth Investment Risk. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

Management Risk. The investment strategies, practices and risk analysis used by the Investment Manager may not produce the desired results.”

The following information replaces in its entirety the section appearing under the heading “Section 1 – Fund Summaries – Yorktown Small Cap Fund –Management” on page 49 of the Prospectus:

“Investment Adviser – Yorktown Management & Research Company, Inc.

Investment Manager – Sapphire Star Capital, LLC

Portfolio Managers – Mr. Michael J. Borgen is the Fund’s portfolio manager. Mr. Borgen has been portfolio manager since 2017.”

The following information replaces in its entirety the first paragraph appearing under the heading “Section 2 - Additional Information about Investment Strategies and Related Risks – Investment Objectives and Strategies of Each Fund - Yorktown Small Cap Fund – Additional Investment Strategies” on pages 62-63 of the Prospectus:

“The Fund seeks to achieve its investment objective, of long-term capital appreciation, by investing primarily in common stock of U.S. small cap companies. Under normal market circumstances, the Fund invests at least 80% of its net assets in common stock of U.S. companies that were small cap companies at the time of purchase. Generally, U.S. companies are companies organized in the U.S. and that trade in U.S. securities markets. Additionally, if the Fund changes its 80% investment policy, the Fund will notify shareholders at least 60 days before the change, and will change the name of the Fund.”

The following information replaces in its entirety the information appearing under the heading “Section 3 – Who Manages Your Money – The Investment Managers – Vericimetry Advisors, LLC” on page 70 of the Prospectus:

“Sapphire Star Capital, LLC

Sapphire Star Capital, LLC (“Sapphire”) is the investment manager for the Yorktown Small Cap Fund. Pursuant to a sub-investment advisory agreement with Sapphire and the Adviser on behalf of the Fund, and subject to the supervision of the Adviser and the oversight of Board, the Investment Manager is responsible for selecting the Fund’s investments, providing investment research and providing a continuous investment program for the Fund. Sapphire is responsible for making investment decisions with respect to the Fund’s assets, selecting broker-dealers to execute portfolio transactions on behalf of the Fund, and monitoring and ensuring consistency with the Fund’s investment strategies and policies, subject to the supervision of the Adviser and the oversight of the Board. Sapphire is a Washington limited liability company with its principal business address at 5400 Carillon Point, Building 5000, Kirkland, WA 98033. Sapphire had approximately $116 million in assets under management as of December 31, 2016. Mr. Michael J. Borgen owns 100% of Sapphire and is therefore, a control person of Sapphire.”

The following information replaces in its entirety the information appearing under the heading “Section 3 – Who Manages Your Money – The Portfolio Managers – Small Cap Fund” on page 71 of the Prospectus:

“Mr. Michael J. Borgen, CEO and Chief Investment Officer of Sapphire, is the portfolio manager responsible for the day-to-day management of the Fund’s investment portfolio. Prior to founding Sapphire Star Capital in 2015, Mr. Borgen was a Senior Portfolio manager at Navellier & Associates for nearly 20 years. Mr. Borgen started his career at Navellier as a Quantitative Research Analyst in 1996 focusing on developing systems branch out from the firm’s flag ship Small & Small to Mid-Cap Growth portfolios.

Mr. Borgen has his Bachelor of Science in Finance from the University of Nevada and his Master of Science in Economics, with a specialization in finance, also from the University of Nevada.”

SUPPLEMENT

dated October 24, 2017 to the

STATEMENT OF ADDITIONAL INFORMATION

dated May 31, 2017 of

The Yorktown Funds

The following information replaces in its entirety the section appearing under the heading “Investment Adviser and Advisory Agreement – Sub-advisers – Vericimetry Advisors, LLC – Small Cap Fund” on pages 31-32 of the Statement of Additional Information:

“Sapphire Star Capital, LLC – Small Cap Fund

Sapphire Star Capital, LLC (“Sapphire”) is the investment manager for the Yorktown Small Cap Fund. Pursuant to a sub-investment advisory agreement with Sapphire and the Adviser on behalf of the Fund, and subject to the supervision of the Adviser and the oversight of Board, the Investment Manager is responsible for selecting the Fund’s investments, providing investment research and providing a continuous investment program for the Fund. Sapphire is responsible for making investment decisions with respect to the Fund’s assets, selecting broker-dealers to execute portfolio transactions on behalf of the Fund, and monitoring and ensuring consistency with the Fund’s investment strategies and policies, subject to the supervision of the Adviser and the oversight of the Board. Sapphire is a Washington limited liability company with its principal business address at 5400 Carillon Point, Building 5000, Kirkland, WA 98033. Sapphire had approximately $116 million in assets under management as of December 31, 2016. Mr. Michael J. Borgen owns 100% of Sapphire and is therefore, a control person of Sapphire.

Mr. Michael J. Borgen, CEO and Chief Investment Officer of Sapphire, is the portfolio manager responsible for the day-to-day management of the Fund’s investment portfolio. Prior to founding Sapphire Star Capital in 2015, Mr. Borgen was a Senior Portfolio manager at Navellier & Associates for nearly 20 years. Mr. Borgen started his career at Navellier as a Quantitative Research Analyst in 1996 focusing on developing systems branch out from the firm’s flag ship Small & Small to Mid-Cap Growth portfolios.

Mr. Borgen has his Bachelor of Science in Finance from the University of Nevada and his Master of Science in Economics, with a specialization in finance, also from the University of Nevada.

Other Information Relating to Sapphire

The information presented below (current as of August 31, 2017) is designed to provide additional information about Sapphire, the portfolio manager responsible for the Fund’s investments, and the means by which the portfolio manager is compensated for his services. Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

Mr. Michael J. Borgen

Type of Accounts	Number of Accounts (Excluding the Fund)	Total Assets	Number of Accounts w/ Fee Based on Performance	Total Assets
Registered Investment Companies	5	$111 million	0	0
Other Pooled Investments	11	$12 million	11	$12 million
Accounts	2	$0.1 million	0	0

Material Conflicts of Interest. Mr. Borgen also manages other accounts, in multiple strategies, for Sapphire, including other limited partnerships and other separate accounts. There is a potential conflict should one of these funds/accounts be favored over another, but the intention of Sapphire is to treat all funds and accounts fairly with respect to buy/sell orders and new investment opportunities. The various funds and accounts may hold the same securities. Buy and/or sell orders will normally be placed concurrently for each fund/account managed by Michael J. Borgen.

Compensation. Mr. Borgen receives a fixed base salary, a discretionary bonus, and a share of the profits of Sapphire equal in proportion to his ownership of the firm. Sapphire’s profitability is the main driver of the portfolio manager’s bonus. The bonus is qualitatively based. Payments are a function of firm profitability and the individual’s contribution to Sapphire’s success.

As of September 30, 2017, Mr. Borgen did not hold a beneficial interest in any Yorktown Funds.”